UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 21, 2011

Team, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-08604	74-1765729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Hermann Drive Alvin, Texas	77511
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (281) 331-6154

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 19, 2011, Team, Inc. (the "Company") provided notice to the NASDAQ Global Select Market ("NASDAQ") that the Company intends to transfer the listing of its common stock, par value $0.30 per share, from the NASDAQ to the New York Stock Exchange ("NYSE"). The Company common stock has been authorized for listing and is scheduled to begin trading on the NYSE on January 3, 2012 under its current ticker symbol "TISI".

Item 8.01. Other Events.

A news release dated December 20, 2011 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

99.1 News release dated December 20, 2011.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Team, Inc. (Registrant)
December 21, 2011 (Date)	/s/ André C. Bouchard André C. Bouchard Senior Vice President - Administration, General Counsel and Secretary